July 20, 2026

WESTWOOD BROADMARK TACTICAL PLUS FUND

Institutional Shares Ticker Symbol: SBTIX

A Class Shares Ticker Symbol: SBTAX

F Class Shares Ticker Symbol: BTPIX

Series of Ultimus Managers Trust

Supplement to the Prospectus

dated February 28, 2026, as supplemented

On July 10, 2026, the Board of Trustees of Ultimus Managers Trust (the “Trust”) approved the assignment and assumption, effective on or about July 17, 2026, of the Investment Advisory Agreement between the Trust and Salient Advisors, L.P. (“Salient”) (the “Salient Advisory Agreement”) on behalf of the Westwood Broadmark Tactical Plus Fund (the “Tactical Plus Fund”), a series of the Trust. Through the assignment and assumption of the Salient Advisory Agreement, Broadmark Asset Management, LLC (“Broadmark”), an affiliate of Salient, will become the investment adviser to the Tactical Plus Fund and will be responsible for day-to-day portfolio management. The assignment and assumption is being effected in order to streamline and simplify the legal, administrative and regulatory structures and processes necessary to operate and manage the Tactical Plus Fund. Salient and Broadmark are both registered investment advisers with the U.S. Securities and Exchange Commission and each is a subsidiary of Westwood Holdings Group, Inc.

The assignment and assumption of the Salient Advisory Agreement and the services provided to the Tactical Plus Fund following the assignment and assumption will not result in any change in: (i) the level of advisory services provided to the Fund, including the manner in which the Fund is managed or operated, as contemplated by the Salient Advisory Agreement with respect to the Fund; (ii) the personnel who are responsible for providing advisory services, including those responsible for the portfolio management of the Fund; and (iii) the terms of the Salient Advisory Agreement, including the compensation paid to the Fund’s adviser.

Accordingly, effective July 17, 2026, all references to Salient as the Tactical Plus Fund’s investment adviser in the Fund’s Prospectus and SAI are hereby deleted and replaced with Broadmark.

If you have any questions regarding the Funds, please call the Funds toll free at 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.